Financial Expenses and Income	6 Months Ended
Jun. 30, 2023
Analysis of income and expense [abstract]
Financial Expenses and Income

B.18. FINANCIAL EXPENSES AND INCOME
An analysis of financial expenses and income is set forth below:

(€ million)	June 30, 2023 (6 months)	June 30, 2022 (6 months)	December 31, 2022 (12 months)
Cost of debt (a)	(232)	(151)	(365)
Interest income (b)	257	59	241
Cost of net debt	25	(92)	(124)
Non-operating foreign exchange gains/(losses)	(3)	(1)	(4)
Unwinding of discounting of provisions (c)	(22)	(8)	(20)
Net interest cost related to employee benefits	(41)	(26)	(47)
Gains/(losses) on disposals of financial assets	—	—	1
Net interest expense on lease liabilities	(21)	(20)	(40)
Other (d)	(22)	(8)	—
Net financial income/(expenses)	(84)	(155)	(234)
comprising: Financial expenses	(370)	(189)	(440)
Financial income	286	34	206
(a)Includes net gain/(loss) on interest rate and currency derivatives used to manage debt: €(25) million in the first half of 2023, €5 million in the first half of 2022, and €(11) million over the whole of 2022.
(b)Includes net gain/(loss) on interest rate and currency derivatives used to manage cash and cash equivalents: €(4) million in the first half of 2023, €36 million in the first half of 2022, and €68 million over the whole of 2022.
(c)Primarily on provisions for environmental risks, restructuring provisions, and provisions for product-related risks (see Note B.12.).
(d)Includes the effect of the unwinding of discount, and the impact of revisions of expected cash flows on financial income/(expenses) related to liabilities carried at amortized cost other than those included within “Net debt”: €(35) million in the first half of 2023, and zero in the first half of 2022 and full-year 2022.

The impact of the ineffective portion of hedging relationships was not material in either 2023 or 2022.